Nationwide Variable Insurance Trust
NVIT International Index Fund

Supplement dated December 18, 2013
to the Summary Prospectus dated May 1, 2013

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.
On or about April 30, 2014, redemption fees will no longer be applied upon the redemption of shares of any class of the Nationwide Funds.  As such, the term “redemption fees” is deleted in its entirety from the Summary Prospectus.  The Nationwide Funds continue to discourage excessive or short-term trading, and reserve all other rights to take appropriate action with respect to contract owners who engage in excessive or short-term trading, as described in the Prospectus under the heading entitled “Excessive or Short-Term Trading.”

2.
On December 11, 2013, the Board of Trustees of Nationwide Variable Insurance Trust considered and approved a proposal to convert existing Class VI shares of the Fund to Class II shares of the Fund and to terminate Class VI shares.  The conversion is expected to occur on or before April 30, 2014 (the “Conversion Date”).

Until the Conversion Date, contract owners may purchase, redeem or exchange their shares in the manner set forth in the Prospectus.

Upon the Conversion Date, all Class VI shares will convert to Class II shares of the Fund based on the relative net asset values of the classes without the imposition of any sales load, fee or other charge.  The Total Annual Fund Operating Expenses for Class II shares are the same as for Class VI shares.  The Fund will cease offering Class VI shares on the Conversion Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE